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                                                                   EXHIBIT 23.1





                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-30673) of our report dated May 2, 1997 on the consolidated financial statements of E.F. Johnson Company appearing in Amendment No. 2 of the Current Report on Form 8-K of Transcrypt International, Inc.


/s/ PRICE WATERHOUSE LLP
------------------------
Price Waterhouse LLP
Minneapolis, Minnesota
September 23, 1997